UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF

THE SECURITIES EXCHANGE ACT OF 1934

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☒	Preliminary Proxy Statement	☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12

WYNN RESORTS, LIMITED

(Name of Registrant as Specified in Its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PRELIMINARY COPY

WYNN RESORTS, LIMITED

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 770-7000

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On [    ], 2012

To Our Stockholders:

Notice is hereby given that a Special Meeting of Stockholders (the “Special Meeting”) of Wynn Resorts, Limited, a Nevada corporation (the “Company”), will be held at [location], on [    ], 2012, at [time] (local time), for the following purposes (which are more fully described in the proxy statement, which is attached and made a part of this Notice):

1.	To consider and vote on a proposal to remove Mr. Kazuo Okada as a director of the Company (the “Removal Proposal”); and

2.	To consider and vote on a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate in the view of the Board of Directors of the Company (the “Board”) or the Executive Committee of the Board (the “Executive Committee”), to solicit additional proxies in favor of the Removal Proposal if there are insufficient proxies at the time of such adjournment to approve the Removal Proposal (the “Adjournment Proposal”).

Pursuant to the Fourth Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in this Notice of Special Meeting of Stockholders.

The Executive Committee recommends that stockholders vote “FOR” the Removal Proposal and “FOR” the Adjournment Proposal. The Executive Committee’s reasons for seeking the removal of Mr. Okada are set forth under “Removal Proposal” in the attached Proxy Statement and are summarized briefly below.

The Executive Committee believes that:

•	Mr. Okada has not been acting in the best interests of the Company and its stockholders;

•

Mr. Okada undertook the acts described in the attached Proxy Statement despite admonishments that all directors of the Company are required to comply with Company policy and the law, both foreign and domestic, and to adhere to scrupulous business practices and ethics; and

•

Mr. Okada’s conduct poses a present threat to the Company’s reputation for probity, which is fundamental to preserving its current gaming licenses, applying for and receiving additional gaming licenses in connection with future projects and maintaining its integrity and stature as a leader in the gaming industry.

In view of the Board’s determination that Mr. Okada is an “Unsuitable Person” under Article VII of the Company’s Second Amended and Restated Articles of Incorporation, the Executive Committee believes that it is essential from a gaming regulatory standpoint to remove Mr. Okada from the Board and that failure to take steps to separate the Company from Mr. Okada and his affiliates poses material risks to the Company.

Prior to and on February 18, 2012, the Board requested that Mr. Okada resign as a director of the Company, but Mr. Okada has refused to do so. Accordingly, the Special Meeting has been called for the purpose of removing Mr. Okada from the Board. As noted in the attached Proxy Statement, Mr. Okada has been removed from the boards of directors of the Company’s subsidiaries, Wynn Macau, Limited and Wynn Las Vegas Capital Corp.

Stockholders of record at the close of business on March 30, 2012, the record date for the Special Meeting, are entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof. This Notice of Special Meeting of Stockholders and the attached Proxy Statement are first being mailed to the Company’s stockholders on or about [    ], 2012.

All stockholders are cordially invited to attend the Special Meeting in person. Stockholders of record as of the record date will be admitted to the Special Meeting and any postponement or adjournment thereof upon presentation of identification. Please note that if your shares are held in the name of a bank, broker, or other nominee, and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a statement or letter from your bank, broker or other nominee showing your ownership of shares as of the record date and a proxy from the record holder of the shares authorizing you to vote at the Special Meeting (such statement/letter and proxy are required in addition to your personal identification).

Whether or not you plan to attend the Special Meeting in person, you are encouraged to read the attached Proxy Statement and then cast your vote as promptly as possible in accordance with the instructions contained in the attached Proxy Statement. Even if you have given your proxy, you may still vote in person if you attend the Special Meeting and follow the instructions contained in the attached Proxy Statement.

If your shares are held by a bank, broker or other nominee, your shares may not be voted on the Removal Proposal or the Adjournment Proposal unless you provide voting instructions to such bank, broker or other nominee.

Stephen A. Wynn

Chairman of the Board of Directors

Las Vegas, Nevada

March [    ], 2012

PROXY STATEMENT

WYNN RESORTS, LIMITED

3131 Las Vegas Boulevard South

Las Vegas, Nevada 89109

(702) 770-7000

SPECIAL MEETING OF STOCKHOLDERS — [    ], 2012

PROXY STATEMENT

The following information is furnished to each stockholder in connection with the foregoing Notice of Special Meeting of Stockholders of Wynn Resorts, Limited (the “Company” or “Wynn Resorts”) to be held on [    ], 2012 at [location], at [time] (local time). The enclosed proxy is for use at the Special Meeting (the “Special Meeting”) and any postponement or adjournment thereof. This proxy statement (this “Proxy Statement”) and form of proxy are being mailed to stockholders on or about [    ], 2012.

In accordance with the Fourth Amended and Restated Bylaws of the Company (the “Bylaws”), the Special Meeting has been called for the following purposes:

1.	To consider and vote on a proposal to remove Mr. Kazuo Okada as a director of the Company (the “Removal Proposal”); and

2.	To consider and vote on a proposal to adjourn the Special Meeting to a later date, if necessary or appropriate in the view of the Board of Directors of the Company (the “Board”) or the Executive Committee of the Board (the “Executive Committee”), to solicit additional proxies in favor of the Removal Proposal if there are insufficient proxies at the time of such adjournment to approve the Removal Proposal (the “Adjournment Proposal”).

Pursuant to the Fourth Amended and Restated Bylaws of the Company, no business is proper for consideration, or may be acted upon, at the Special Meeting, except as set forth in the Notice of Special Meeting of Stockholders.

The Executive Committee recommends that stockholders vote “FOR” the Removal Proposal and “FOR” the Adjournment Proposal.

Shares represented by duly executed and unrevoked proxies will be voted at the Special Meeting and any postponement or adjournment thereof in accordance with the specifications made therein. If no such specification is made, shares represented by duly executed and unrevoked proxies will be voted “FOR” the Removal Proposal and “FOR” the Adjournment Proposal.

Date, Time and Place

We will hold the Special Meeting on [    ], 2012 at [location], at [time] (local time), unless postponed or adjourned to a later date.

Principal Executive Offices

The Company’s principal executive offices are located at 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109.

Executive Committee

The Executive Committee, which consists of all of the members of the Board other than Mr. Okada, was designated by the Board on February 18, 2012.

Record Date; Stockholders Entitled to Vote

The record date for the Special Meeting is March 30, 2012 (the “Record Date”). Record holders of shares of common stock of the Company, par value $.01 per share, at the close of business on the Record Date are entitled to vote or have their votes cast at the Special Meeting and any postponement or adjournment thereof. On the Record Date, there were [    ] shares issued and outstanding. Holders of shares are entitled to one vote per share.

Quorum

Under the Nevada Revised Statutes (the “NRS”) and the Bylaws, stockholders holding at least a majority of the voting power of the Company’s capital stock, represented in person or by proxy (regardless of whether the proxy has authority to vote on all matters), are necessary to constitute a quorum for the transaction of business at any meeting. Shares that are present, or represented by a proxy, at the Special Meeting and any postponement or adjournment thereof, will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter, or “abstains” on any matter. If a quorum is not present at the Special Meeting, the Special Meeting will be adjourned until the holders of the number of shares required to constitute a quorum are represented.

Required Vote

The NRS and the Bylaws provide that approval of the Removal Proposal requires the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding stock of the Company entitled to vote generally in the election of directors. If a quorum is present, the Adjournment Proposal will be approved if the number of votes cast in favor of the Adjournment Proposal exceeds the number of votes cast in opposition.

Effect of Failure to Vote, Abstentions and Broker Non-Votes

Abstentions, as well as shares not in attendance at the Special Meeting and not voted by proxy, will have the same effect as a vote against the Removal Proposal, but will have no effect on whether the Adjournment Proposal is approved.

If you hold your shares of Company common stock in the name of a bank, broker or other nominee and you do not provide voting instructions to the bank, broker or other nominee, your shares will not be voted on the Removal Proposal or the Adjournment Proposal. This is called a broker non-vote. Broker non-votes, which will not be considered present or represented at the Special Meeting, will not be counted for purposes of determining whether there is a quorum at the Special Meeting, and will have the same effect as a vote against the Removal Proposal, but will have no effect on whether the Adjournment Proposal is approved.

For instructions on how to vote, see “Voting and Proxies Procedures.”

REMOVAL PROPOSAL

On February 18, 2012, the Company’s Gaming Compliance Committee concluded a year-long investigation after receiving an independent report detailing numerous prima facie violations of the Foreign Corrupt Practices Act by Aruze USA, Inc., at the time a stockholder of the Company, Universal Entertainment Corporation, Aruze USA, Inc.’s parent company, and Kazuo Okada, the majority shareholder of Universal Entertainment Corporation, who is also a member of the Board.

The Compliance Committee, chaired by former Nevada Governor Robert Miller, engaged several investigators, including Freeh, Sporkin and Sullivan, LLP (“FSS”), led by Louis J. Freeh, the former Director of the U.S. Federal Bureau of Investigation to conduct an independent investigation. According to FSS’s report (the “Freeh Report”), FSS’s investigators uncovered and documented more than three dozen instances over a three-year period in which Mr. Okada and his associates engaged in improper activities for their own benefit in apparent violation of U.S. anti-corruption laws and in contravention of the Company’s Code of Conduct. The activities described in the Freeh Report include cash payments and gifts totaling approximately $110,000 to foreign gaming regulators.

The Freeh Report is the culmination of a year-long investigation by the Compliance Committee based on increasing concerns of the Board relating to the activities of Mr. Okada and Aruze USA, Inc. in the Philippines and statements made by Mr. Okada to the Company’s directors that gifts to regulators are permissible in Asia. Mr. Okada is the only director of the Company who has not signed the Company’s Code of Conduct, despite repeated requests by the Company, and not participated in mandatory Foreign Corrupt Practices Act training for directors.

Based on the Freeh Report, the Board determined that Aruze USA, Inc., Universal Entertainment Corporation and Mr. Okada are “Unsuitable Persons” under Article VII of the Company’s Second Amended and Restated Articles of Incorporation (the “Articles of Incorporation”). The Board was unanimous (other than Mr. Okada) in its determination.

Based on the Board’s determination of “unsuitability,” on February 18, 2012, the Company redeemed Aruze USA, Inc.’s 24,549,222 shares. Following a finding of “unsuitability,” the Company’s Articles of Incorporation authorize redemption at “fair value” of the shares held by “Unsuitable Persons.” The Company engaged an independent financial advisor to assist in the fair value calculation and concluded that a discount to the current trading price was appropriate because of, among other things, restrictions on most of the shares held by Aruze USA, Inc. under the terms of an existing stockholders agreement. Pursuant to the Articles of Incorporation, the Company issued a promissory note with a principal amount of approximately $1.936 billion to Aruze USA, Inc. in redemption of the shares.

On February 18, 2012, the Board (other than Mr. Okada) unanimously approved the establishment of the Executive Committee, which consists of all of the members of the Board other than Mr. Okada. The Executive Committee has all of the powers and authority of the Board to manage, conduct and control the business and affairs of the Company during the periods between annual meetings of the Board.

On February 19, 2012, the Company filed a complaint in the District Court, Clark County, Nevada against Aruze USA, Inc., Universal Entertainment Corporation and Mr. Okada, alleging breaches of fiduciary duty and related claims. The complaint alleges, among other things, that Mr. Okada breached his fiduciary duties to the Company, breached the Company’s Code of Conduct, and committed improper acts, including making payments for the benefit of foreign gaming officials who could advance his personal business interests. The complaint also alleges that Mr. Okada’s conduct jeopardizes the Company’s good reputation, its long-standing business relationships, and its gaming licenses. The complaint further alleges that, in pursuing the development of gaming operations in the Philippines through companies he controls, Mr. Okada is breaching his obligations to the Company because such Philippines operations would be in competition with the Macau operations of Wynn Macau, Limited, a subsidiary of the Company.

The Executive Committee believes that Mr. Okada has not been acting in the best interests of the Company and its stockholders; that Mr. Okada undertook the acts described above despite admonishments that all directors of the Company are required to comply with Company policy and the law, both foreign and domestic, and to adhere to scrupulous business practices and ethics; and that Mr. Okada’s conduct poses a present threat to the Company’s reputation for probity, which is fundamental to preserving its current gaming licenses, applying for and receiving additional gaming licenses in connection with future projects and maintaining its integrity and stature as a leader in the gaming industry. In view of the Board’s determination that Mr. Okada is an “Unsuitable Person,” the Executive Committee believes that it is essential from a gaming regulatory standpoint to remove Mr. Okada from the Board and that failure to take steps to separate the Company from Mr. Okada and his affiliates poses material risks to the Company.

Prior to and on February 18, 2012, the Board requested that Mr. Okada resign as a director of the Company, but Mr. Okada has refused to do so. Accordingly, the Special Meeting has been called for the purpose of removing Mr. Okada from the Board. Mr. Okada has been removed from the boards of directors of both Wynn Macau, Limited and Wynn Las Vegas Capital Corp., a wholly owned subsidiary of the Company.

Under the NRS and the Bylaws, a director of the Company may be removed from office with or without cause by the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding shares. Although the Company believes that Mr. Okada’s actions constitute cause for his removal, cause is not required under the NRS or the Bylaws for the Company’s stockholders to remove Mr. Okada as a director of the Company.

If the Removal Proposal is approved by the Company’s stockholders, the size of the Board will be reduced from 12 to 11, effective immediately after Mr. Okada is removed.

The Executive Committee recommends that stockholders vote “FOR” the Removal Proposal.

ADJOURNMENT PROPOSAL

If, at the time of the Special Meeting, there are insufficient votes to adopt the Removal Proposal, the person presiding at the Special Meeting may move to adjourn the Special Meeting in order to enable the Company to continue to solicit additional proxies in favor of the Removal Proposal. In that event, you will be asked to vote only upon the Adjournment Proposal at that session of the Special Meeting, and the Removal Proposal would be voted upon at an adjourned session of the Special Meeting. The Special Meeting may be postponed or adjourned on multiple occasions.

The Executive Committee believes that if the number of shares of Company common stock present or represented at the Special Meeting and voting in favor of the Removal Proposal is insufficient to approve the Removal Proposal, it may be in the best interests of the Company and its stockholders to continue to seek to obtain a sufficient number of additional votes to approve the Removal Proposal.

The Executive Committee recommends that stockholders vote “FOR” the Adjournment Proposal.

VOTING AND PROXY PROCEDURES

Only stockholders of record at the close of business on the Record Date will be entitled to notice of, and to attend and to vote at, the Special Meeting and any postponement or adjournment thereof. Stockholders of record on the Record Date who sell shares before the Record Date (or stockholders who acquired shares without voting rights after the Record Date) may not vote such shares. Stockholders of record on the Record Date will retain their voting rights in connection with the Special Meeting and any postponement or adjournment thereof even if they sell such shares after the Record Date.

Under the NRS and the Bylaws, stockholders holding at least a majority of the shares, represented in person or by proxy (regardless of whether the proxy has authority to vote on the Removal Proposal and/or the Adjournment Proposal), are necessary to constitute a quorum for the transaction of business at the Special Meeting and any postponement or adjournment thereof. Shares that are present, or represented by a proxy, at the Special Meeting and any postponement or adjournment thereof, will be counted for quorum purposes regardless of whether the holder of the shares or proxy fails to vote on any particular matter, or “abstains” on any matter. The NRS and the Bylaws provide that approval of the Removal Proposal requires the affirmative vote of the holders of not less than two-thirds (2/3) of the voting power of the issued and outstanding shares of the Company entitled to vote generally in the election of directors. If a quorum is present, the Adjournment Proposal will be approved if the number of votes cast in favor of the Adjournment Proposal exceeds the number of votes cast in opposition. Abstentions, as well as shares not in attendance at the Special Meeting and not voted by proxy, will have the same effect as a vote against the Removal Proposal, but will have no effect on whether the Adjournment Proposal is approved.

If you hold your shares of Company common stock in the name of a bank, broker or other nominee and you do not provide voting instructions to the bank, broker or other nominee, your shares will not be voted on the Removal Proposal or the Adjournment Proposal. This is called a broker non-vote. Broker non-votes, which will not be considered present or represented at the Special Meeting, will not be counted for purposes of determining whether there is a quorum at the Special Meeting, and will have the same effect as a vote against the Removal Proposal, but will have no effect on whether the Adjournment Proposal is approved.

Proxies

If you hold your shares in your own name, you may submit your proxy and vote your shares by using one of the following methods:

➢	signing and returning the enclosed proxy card by mail in the postage-paid envelope provided, so that it is received before the Special Meeting;

➢

submitting your proxy or voting instructions by telephone toll-free in the United States or Canada at (800) 776-9437 or outside the United States or Canada at (718) 921-8500, and following the instructions included with the enclosed proxy card by 11:59 p.m., Eastern Time, on [    ], 2012;

➢	submitting your proxy or voting instructions by Internet at www.voteproxy.com and following the instructions included with the enclosed proxy card by 11:59 p.m., Eastern Time, on [ ], 2012; or

➢

attending the Special Meeting and voting in person. If you hold your shares in the name of a bank, broker or other nominee, please follow the voting instructions provided by your bank, broker or other nominee to ensure that your shares are represented at the Special Meeting. If you have not received such voting instructions or require further information regarding such voting instructions, please contact your bank, broker or other nominee, who can give you further direction. Your bank, broker or other nominee may not vote your shares with respect to the Removal Proposal or the Adjournment Proposal without your instructions.

If you need additional information or assistance voting your shares, please contact our proxy solicitor, D.F. King & Co., Inc. (“D.F. King”), at (800) 549-6697.

Shares represented by duly executed and unrevoked proxies will be voted at the Special Meeting and any postponement or adjournment thereof in accordance with the specifications made therein. If no such specification is made, shares represented by duly executed and unrevoked proxies will be voted “FOR” the Removal Proposal and “FOR” the Adjournment Proposal.

Stockholders of record as of the Record Date will be admitted to the Special Meeting and any postponement or adjournment thereof upon presentation of identification. Please note that if your shares are held in the name of a bank, broker, or other nominee, and you wish to vote in person at the Special Meeting, you must bring to the Special Meeting a statement or letter from your bank, broker or other nominee showing your ownership of shares as of the Record Date and a proxy from the record holder of the shares authorizing you to vote at the Special Meeting (such statement/letter and proxy are required in addition to your personal identification).

Revocation of Proxies

You can change your vote or revoke your proxy at any time before your proxy is voted at the Special Meeting by taking any of the following actions:

➢	you can send a signed notice of revocation;

➢	you can grant a new, valid proxy bearing a later date; or

➢

if you are a holder of record, you can attend the Special Meeting and vote in person, which will automatically cancel any proxy previously given, or you may revoke your proxy in person, but your attendance alone will not revoke any proxy that you have previously given. If your shares are held in the name of a bank, broker or other nominee, and you wish to change your vote by voting in person at the Special Meeting, you must bring to the Special Meeting a statement or letter from your bank, broker or other nominee showing your ownership of shares as of the Record Date and a proxy from the record holder of the shares authorizing you to vote at the Special Meeting.

If you choose either of the first two methods listed in the paragraph above, you must submit your notice of revocation or your new proxy to the Secretary of the Company no later than the beginning of the Special Meeting. If you have voted your shares by telephone or through the Internet, you may revoke your prior telephone or Internet vote by recording a different vote using the telephone or Internet, or by signing and returning a proxy card dated as of a date that is later than your last telephone or Internet vote. If your shares are held in street name by your bank, broker or other nominee, you should contact your bank, broker or other nominee to change your vote.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Company and the cost of this solicitation is being borne by the Company.

The Company has retained D.F. King, a professional proxy solicitation firm, to assist in the solicitation of proxies for the Special Meeting. The Company has agreed to pay D.F. King a fee of approximately $25,000, plus reimbursement of reasonable out-of-pocket expenses. D.F. King’s employees and the Company’s directors, officers and employees may solicit the return of proxies by personal contact, mail, e-mail, telephone or the Internet. D.F. King expects that approximately 35 of its employees will assist in the solicitation. Proxies may be solicited by mail, advertisement, telephone, facsimile or in person. Solicitations may be made by persons employed by or affiliated with D.F. King. However, no person will receive additional compensation for such solicitation other than as described above.

The Company may also issue press releases asking for your vote or post letters or notices to you on its website, http://www.wynnresorts.com. The Company’s directors, officers and employees may also solicit proxies by personal interview, mail, e-mail, telephone, facsimile or other means of communication. These persons will not be paid additional remuneration for their efforts.

Banks, brokers and other nominees will be requested to forward the proxy materials to the beneficial owners of the shares for which they hold of record and the Company will reimburse them for their reasonable out-of-pocket expenses.

If you have any questions about how to vote or direct a vote in respect of your shares, you may contact the Company’s proxy solicitor at:

D.F. King & Co., Inc.

48 Wall Street, 22nd Floor

New York, New York 10005

Banks and Brokers call collect: (212) 269-5550

All others call toll-free: (800) 549-6697

E-mail: wynn@dfking.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of March 1, 2012 (unless otherwise indicated), certain information regarding the shares of the Company’s common stock beneficially owned by: (i) each director; (ii) each stockholder who is known by the Company to beneficially own in excess of 5% of the outstanding shares of the Company’s common stock based on information reported on Form 13D or 13G filed with the SEC; (iii) each of the Company’s named executive officers; and (iv) all executive officers and directors as a group. There were 100,537,724 shares outstanding as of March 2, 2012.

	Beneficial Ownership Of Shares(1)
Name and Address of Beneficial Owner(2)	Number	Percentage
Stephen A. Wynn(3)	10,026,708	10.0%
Elaine P. Wynn(3)	9,742,150	9.7%
Waddell & Reed Financial, Inc.(4)	18,066,873	18.0%
6300 Lamar Avenue Overland Park, KS 66202
Marsico Capital Management, LLC(5)	8,476,973	8.4%
1200 17th Street, Suite 1600 Denver, Colorado 80202
Linda Chen(6)	265,000	*
Russell Goldsmith(7)	40,000	*
Ray R. Irani(8)	18,000	*
Robert J. Miller(9)	20,500	*
John A. Moran(10)(12)	190,500	*
Marc D. Schorr(13)	250,000	*
Alvin V. Shoemaker(10)	40,500	*
D. Boone Wayson(10)	90,500	*
Allan Zeman(11)	30,500	*
Kazuo Okada	0	0.0%
Matt Maddox(14)	60,000	*
John Strzemp(15)	245,500	*
Kim Sinatra(16)	40,887	*
All Directors, Director Nominees, and Executive Officers as a Group (15 persons)(17)	21,060,745	20.9%

*	Less than one percent

(1)	This table is based upon information supplied by officers, directors, nominees for director, principal stockholders and the Company’s transfer agent, and contained in Schedules 13D and 13G filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws, where applicable, the Company believes each of the stockholders named in this table has sole voting and investment power with respect to the shares indicated as beneficially owned. Executives and directors have voting power over shares of Restricted Stock, but cannot transfer such shares unless and until they vest.
(2)	Unless otherwise indicated, the address of each of the named parties in this table is: c/o Wynn Resorts, Limited, 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109.
(3)	Does not include shares that may be deemed to be beneficially owned by virtue of the Amended and Restated Stockholders Agreement, dated as of January 6, 2010 (the “Stockholders Agreement”), to which Mr. Wynn and Elaine P. Wynn are parties. Mr. Wynn and Elaine P. Wynn have shared voting and dispositive power with respect to shares subject to the Stockholders Agreement. Each disclaims beneficial ownership of shares held by the other.
(4)

Waddell & Reed Financial, Inc. (“Waddell”) has beneficial ownership of these shares as of December 31, 2011. The information provided is based upon a Schedule 13G/A filed on February 14, 2012 by Waddell.

Waddell has sole voting and dispositive power as to 18,066,873 shares. Waddell & Reed Financial Services, Inc. a subsidiary of Waddell, has sole voting and dispositive power as to 4,518,938 shares. Waddell & Reed, Inc., a subsidiary of Waddell & Reed Financial Services, Inc. has sole voting and dispositive power as to 4,518,938 shares. Waddell & Reed Investment Management Company, a subsidiary of Waddell & Reed, Inc., has sole voting and dispositive poser as to 4,518,938 shares. Ivy Investment Management Company, a subsidiary of Waddell, has sole voting and dispositive power as to 13,547,935 shares.
(5)	Marsico Capital Management LLC (“Marsico”) has beneficial ownership of these shares as of December 31, 2011. The information provided is based upon a Schedule 13G/A filed on February 14, 2012 by Marsico. Marsico has sole dispositive power as to 8,476,973 shares and sole voting power as to 4,320,237 shares.
(6)	Includes: (i) 100,000 shares of restricted stock granted pursuant to the Company’s 2002 Stock Plan and subject to a Restricted Stock Agreement which provides such grant will vest on July 31, 2012; and (ii) 100,000 shares of restricted stock granted pursuant to the Company’s 2002 Stock Plan and subject to a Restricted Stock Agreement which provides such grant will vest on December 5, 2016.
(7)	Includes: (i) 12,000 shares subject to an immediately exercisable option to purchase Wynn Resorts’ common stock granted pursuant to Wynn Resorts’ 2002 Stock Incentive Plan; (ii) 2,500 unvested shares of restricted stock of the Company’s common stock granted pursuant to the Company’s 2002 Stock Plan; (iii) 1,300 shares owned as Trustee for which Mr. Goldsmith disclaims beneficial ownership; and (iv) 1,500 shares through a company for which Mr. Goldsmith disclaims beneficial ownership of 1,470 shares.
(8)	Includes: (i) 13,000 shares subject to an immediately exercisable option to purchase Wynn Resorts’ common stock granted pursuant to Wynn Resorts’ 2002 Stock Incentive Plan; and (ii) 5,000 unvested shares of restricted stock of the Company’s common stock granted pursuant to the Company’s 2002 Stock Plan.
(9)	Includes: (i) 13,000 shares subject to immediately exercisable options to purchase Wynn Resorts’ common stock granted pursuant to Wynn Resorts’ 2002 Stock Incentive Plan; and (ii) 5,000 unvested shares and 2,500 vested shares of restricted stock of the Company’s common stock granted pursuant to the Company’s 2002 Stock Plan.
(10)	Includes: (i) 33,000 shares subject to immediately exercisable options to purchase Wynn Resorts’ common stock granted pursuant to Wynn Resorts’ 2002 Stock Incentive Plan; and (ii) 5,000 unvested shares and 2,500 vested shares of restricted stock of the Company’s common stock granted pursuant to the Company’s 2002 Stock Plan.
(11)	Includes: (i) 23,000 shares subject to immediately exercisable options to purchase Wynn Resorts’ common stock granted pursuant to Wynn Resorts’ 2002 Stock Incentive Plan; and (ii) 5,000 unvested shares and 2,500 vested shares of restricted stock of the Company’s common stock granted pursuant to the Company’s 2002 Stock Plan.
(12)	Includes: 150,000 shares of the Company’s common stock held by John A. Moran, as Trustee.
(13)	Includes: 250,000 shares of restricted stock granted pursuant to the Company’s 2002 Stock Plan and subject to a Restricted Stock Agreement which provides such grant will vest on December 5, 2016.
(14)	Includes: (i) 50,000 shares of restricted stock granted pursuant to the Company’s 2002 Stock Purchase Plan and subject to a Restricted Stock Agreement which provides such grant will vest on December 5, 2016; and (ii) 10,000 shares of restricted stock granted pursuant to the Company’s 2002 Stock Purchase Plan and subject to a Restricted Stock Agreement which provides such grant will vest on May 7, 2012.
(15)	Includes: (i) 500 shares of the Company’s common stock held by Mr. Strzemp’s mother, for which Mr. Strzemp disclaims beneficial ownership; and (ii) 50,000 shares subject to immediately exercisable options to purchase Wynn Resorts Common Stock pursuant to Wynn Resorts’ 2002 Stock Incentive Plan.
(16)	Includes: 25,000 shares of restricted stock granted pursuant to the Company’s 2002 Stock Plan and subject to a Restricted Stock Agreement which provides such grant will vest on December 5, 2016.
(17)	Includes 210,000 shares subject to immediately exercisable stock options.

OTHER MATTERS AND ADDITIONAL INFORMATION

Stockholder Proposals

The Company’s 2012 annual meeting of stockholders (the “2012 Annual Meeting”) is scheduled for [    ], 2012. The deadline for submitting stockholder proposals for inclusion in the Company’s proxy statement and form of proxy for the 2012 Annual Meeting pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 has passed. The deadline for bringing any business (including director nominations) before the 2012 Annual Meeting pursuant to the Bylaws is 60 days prior to the date of the 2012 Annual Meeting. Assuming that the 2012 Annual Meeting is held on or before [    ], 2012, the deadline for bringing business (including director nominations) before the 2012 Annual Meeting pursuant to the Bylaws has passed.

For any proposal to be considered for inclusion in the proxy statement and form of proxy for submission to the Company’s stockholders at the 2013 annual meeting of stockholders (the “2013 Annual Meeting”), it must be submitted in writing and comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934. Assuming the proxy statement for the 2012 Annual Meeting is released to stockholders on [    ], 2012, such proposals must be received by the Company at its offices at 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109 no later than [    ], 2012.

In addition, the Bylaws provide notice procedures for stockholders to nominate a person as a director and to propose business to be considered by stockholders at a meeting. Notice of a nomination or proposal must be delivered to the Company not less than 60 days and not more than 90 days prior to the date of the meeting, or not more than 10 days from the public announcement of the meeting if the meeting is first publicly announced less than 70 days prior to the date of the meeting. Accordingly, assuming the 2013 Annual Meeting is held on [    ], 2013, notice of a nomination or proposal for the 2013 Annual Meeting must be delivered to the Company no later than [    ], 2013 and no earlier than [    ], 2013. Nominations and proposals also must satisfy other requirements set forth in the Bylaws. The Chairman of the Board may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures.

Householding

The bank, broker or other nominee for any stockholder who is a beneficial owner, but not the record holder, of the Company’s shares may deliver only one copy of the proxy statement to multiple stockholders who share the same address, unless that broker, bank or other nominee has received contrary instructions from one or more of the stockholders. The Company will deliver promptly, upon written or oral request, a separate copy of the proxy statement to a stockholder at a shared address to which a single copy of the document was delivered. Stockholders who wish to receive a separate copy of the proxy statement now, or a separate copy of the Notice of Internet Availability or proxy statement and annual report in the future, should submit their request to the Company by telephone at (702) 770-7555 or by submitting a written request to Investor Relations, Wynn Resorts, Limited, 3131 Las Vegas Boulevard South, Las Vegas, Nevada 89109. Beneficial owners sharing an address who are receiving multiple copies of the proxy statement and wish to receive a single copy of the Notice of Internet Availability or proxy statement and annual report in the future will need to contact their broker, bank or other nominee to request that only a single copy be mailed to all stockholders at the shared address in the future.

PRELIMINARY COPY

WYNN RESORTS, LIMITED

Proxy For Special Meeting Of Stockholders

To Be Held On [    ], 2012

This Proxy is Solicited on Behalf of the Executive Committee of the Board of Directors

The undersigned stockholder of Wynn Resorts, Limited, a Nevada corporation (the “Company”), hereby appoints Stephen A. Wynn, Kim Sinatra and Kevin Tourek, and each of them, as proxies for the undersigned, each with full power of substitution, to attend the Special Meeting of Stockholders of the Company to be held on [    ], 2012 at [    ], local time, at [    ] and at any adjournment(s) or postponement(s) thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at such Special Meeting and otherwise to represent the undersigned at the Special Meeting, with the same effect as if the undersigned were present. The undersigned instructs such proxies or their substitutes to act on the following matters as specified by the undersigned. The undersigned hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and the accompanying Proxy Statement and revokes any proxy previously given with respect to such shares.

THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN ACCORDANCE WITH THE SPECIFICATIONS MADE. IF THIS PROXY IS EXECUTED BUT NO SPECIFICATION IS MADE, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST “FOR” THE REMOVAL PROPOSAL AND “FOR” THE ADJOURNMENT PROPOSAL.

(Continued and to be signed on reverse side)

FOLD AND DETACH HERE

WYNN RESORTS, LIMITED

PLEASE REVIEW THE PROXY STATEMENT AND VOTE TODAY IN ONE OF THREE WAYS:

1.	Vote by Telephone—Please call toll-free in the United States or Canada at (800) 776-9437, on a touch-tone telephone. If outside the United States or Canada, call (718) 921-8500. Please follow the simple instructions by 11:59 p.m., Eastern Time, on [ ], 2012.

OR

2.	Vote by Internet—Please access www.voteproxy.com and follow the simple instructions by 11:59 p.m., Eastern Time, on [ ], 2012.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you had marked, signed and returned a proxy card.

3.	Vote by Mail—Please sign, date and return the proxy card in the envelope provided, or mail to American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219, Attn: Shareholder Relations, so that it is received before the Special Meeting.

‚TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE, AND SIGN, DATE

AND RETURN IN THE ENVELOPE PROVIDED ‚

THE EXECUTIVE COMMITTEE RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

1.	To remove Mr. Kazuo Okada as a director of the Company.

☐  FOR            ☐   AGAINST            ☐  ABSTAIN

THE EXECUTIVE COMMITTEE RECOMMENDS A VOTE “FOR” THE FOLLOWING PROPOSAL:

2.	To adjourn the Special Meeting to a later date, if necessary or appropriate in the view of the Board or the Executive Committee of the Board, to solicit additional proxies in favor of the Removal Proposal if there are insufficient proxies at the time of such adjournment to approve the Removal Proposal.

☐  FOR            ☐   AGAINST            ☐  ABSTAIN

☐   CHECK HERE IF YOU PLAN TO ATTEND THE SPECIAL MEETING

Sign, date and return the proxy card promptly using the enclosed envelope.

Signature	Signature if held jointly

Dated                     , 2012

Please sign exactly as your name appears hereon and date. If the shares are held jointly, each holder should sign. When signing as an attorney, executor, administrator, trustee, guardian or as an officer, signing for a corporation or other entity, please give full title under signature.